Exhibit 99.1



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                           RESURGENCE PROPERTIES INC.

                        ARTICLES OF VOLUNTARY DISSOLUTION


         Resurgence  Properties  Inc.,  a  Maryland   corporation,   having  its
principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:   The Corporation is hereby dissolved.

SECOND: The name of the Corporation is as hereinabove set forth, and the post office address of the principal office of the Corporation in the State of Maryland is 11 East Chase Street, Baltimore, Maryland 21202.

THIRD: The name and post office address of the Resident Agent of the Corporation in the State of Maryland, who shall serve for one (1) year after the dissolution and until the affairs are wound up are Herbert Goldman, 233 East Redwood Street, Baltimore, Maryland 21202. Said Resident Agent is an individual actually residing in this State.

FOURTH: The name and post office address of each of the Directors of the Corporation are as follows:

         NAME                               ADDRESS

         Charles E. Davidson                17 Hernlock Drive
                                            Greenwich, CT 06831

         Joseph M. Jacobs                   45 East 89th Street, Apt. 34C/D
                                            New York, NY 10128

         Vance C. Miller                    3815 Beverly Drive
                                            Dallas, TX 75205

         Lawrence Howard, M.D.              120 East End Avenue, Apt. 6A
                                            New York, NY 10028

         Jeffrey A. Altman                  250 East 54th Street, Apt. 8C
                                            New York, NY 10022




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FIFTH:   The  name,  title  and  post  office  address  of each  officer  of the
         Corporation are as follows:


         NAME                     POSITION                  ADDRESS

         Charles E. Davidson     Chairman of the Board      17 Hernlock Drive
                                                            Greenwich, CT 06831

         Joseph M. Jacobs        Chief Executive Officer,   45 East 89th Street,
                                 President and Treasurer    Apt. 34C/D
                                                            New York,, NY 10128

         Jay L. Maymudes         Chief Financial Officer,   37 Alwyn Lane
                                 Vice President & Secretary Weston, CT 06883

SIXTH: The dissolution of the Corporation was approved in the manner and by the vote required by law and by the Charter of the Corporation. The dissolution of the Corporation was duly authorized by the Board of Directors and Stockholders of the Corporation.

SEVENTH: The Corporation has no known creditors.

EIGHTH: These Articles of Voluntary Dissolution are accompanied by Certificates provided by Section 3-407(c)(2) of the Corporations and Associations Article of the Annotated Code of Maryland, stating that all taxes not barred by limitations which are levied on assessments made by the State Department of Assessments and Taxation of Maryland and billed by and payable to the issuer of each of said Certificates by the Corporation, including taxes for the current year, have been paid or provided for in a manner satisfactory to the issuer of each of said Certificates.

         IN WITNESS WHEREOF, Resurgence Properties Inc. party to these Articles, has caused these Articles to be signed and acknowledged in the name and on behalf of such Corporation by its President and its corporate seal to be affixed and attested by its Secretary this 16th day of February, 1999, and each such signatory hereto does hereby acknowledge the same to be the act of the Corporation and that to the best of his knowledge, information and belief, all matters and facts stated herein are true and correct in all material respects, said statement being made under penalties for perjury.

ATTEST:                             RESURGENCE PROPERTIES INC.



/s/                                 By: /s/ Joseph M. Jacobs, President   (SEAL)
                                        Joseph M. Jacobs, President


         I hereby consent to my designation in this document as resident agent for this company.

                                    /s/ Herbert Goldman
                                    Herbert Goldman




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